                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                            NOBLE INTERNATIONAL, LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                            NOBLE INTERNATIONAL, LTD.
                                20101 HOOVER ROAD
                             DETROIT, MICHIGAN 48205

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 9, 2001
                                   10:00 A.M.

                              --------------------

         Notice is hereby given that the Annual Meeting of Stockholders of Noble International, Ltd. will be held at the Birmingham Country Club, 1750 Saxon Drive, Birmingham, Michigan 48009 on Wednesday, May 9, 2001, at 10:00 a.m. to consider and vote upon:

         1. The election of Class II Directors to serve for a three year term expiring at the Annual Meeting of Stockholders to be held in 2004 or until their successor have been duly elected and qualified. The Proxy Statement which accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election;

         2. The approval of the 2001 the Non-Employee Director Stock Incentive Plan;

         3.       The approval of the 2001 Stock Incentive Plan;

         4. Ratification of Deloitte & Touche LLP as independent public accountants of the Company; and

         5. The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on March 23, 2001 as the record date for determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING, PLEASE EITHER (1) MARK, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, (2) VOTE UTILIZING THE AUTOMATED TELEPHONE FEATURE DESCRIBED IN THE PROXY CARD, OR (3) VOTE OVER THE INTERNET PURSUANT TO THE INSTRUCTIONS SET FORTH ON THE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

         Stockholders are cordially invited to attend the meeting in person. Please indicate on the enclosed proxy whether you plan to attend the meeting. Stockholders may vote in person if they attend the meeting even though they have executed and returned a proxy.

                                    By Order of the Board of Directors,

                                    /S/ MICHAEL C. AZAR

                                    Michael C. Azar
                                    Secretary

Dated:  April 9, 2001

                            NOBLE INTERNATIONAL, LTD.

                              --------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                              --------------------

                                  INTRODUCTION

         This Proxy Statement is furnished by the Board of Directors of Noble International, Ltd., a Delaware corporation, (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on May 9, 2001 and at any adjournments thereof. The Annual Meeting has been called to consider and vote upon (1) the election of Class II Directors; (2) the approval of the 2001 Non-Employee Director Stock Incentive Plan; (3) the approval of the 2001 Stock Incentive Plan; (4) the ratification of Deloitte & Touche LLP as the Company's independent public accountants, and (5) such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. This Proxy Statement and the accompanying Proxy are being sent to Stockholders on or about April 9, 2001.

PERSONS MAKING THE SOLICITATION

         The Proxy is solicited on behalf of the Board of Directors of the Company. The original solicitation will be by mail. Following the original solicitation, the Board of Directors expects that certain individual Stockholders will be further solicited through telephone or other oral communications from the Board of Directors. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors intends to solicit proxies for shares which are held of record by brokers, dealers, banks or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold shares. All solicitation expenses will be borne by the Company.

TERMS OF THE PROXY

         The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify whether the proxy shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxy discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

         If the Proxy is executed properly and is received by the proxy holder prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a stockholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as Directors (see "Matters To Be Acted Upon -- Item 1: Election of Class II Directors") shall be deemed to confer such authority. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to Michael C. Azar, Secretary, Noble International, Ltd., 20101 Hoover Road, Detroit, Michigan 48205, by attending the meeting and electing to vote in person, or by a duly executed Proxy bearing a later date.

                         VOTING RIGHTS AND REQUIREMENTS

VOTING SECURITIES

         The securities entitled to vote at the Annual Meeting consist of all of the issued and outstanding shares of the Company's common stock, $.001 par value per share ("Common Stock"). The close of business on March 23, 2001 has been fixed by the Board of Directors of the Company as the record date. Only Stockholders of record as of the record date may vote at the Annual Meeting. As of the record date, there were 6,611,950 issued and outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting.

QUORUM

         The presence at the Annual Meeting of the holders of a number of shares of the Company's Common Stock and Proxies representing the right to vote shares of the Company's Common Stock in excess of one-half of the number of shares of the Company's Common Stock outstanding as of the record date will constitute a quorum for transacting business.

                        COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of March 31, 2001, with respect to the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own more than 5% of the Company's Common Stock;
(ii) each director and nominee for director; (iii) each officer of the Company named in the Summary Compensation Table; and (iv) all officers and directors of the Company as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by such person.

                                                                     NUMBER OF SHARES                 PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                            BENEFICIALLY OWNED(2)                 CLASS
-----------------------------------------------------------    ------------------------------       ----------------
Robert J. Skandalaris (3)                                                2,602,133                           39.36%
Jonathan P. Rye (4)                                                         78,000                            1.18%
Michael C. Azar                                                             41,156                             .62%
Lloyd P. Jones III (5)                                                      40,000                             .61%
Christopher L. Morin (6)                                                    21,000                             .32%
Daniel J. McEnroe (7)                                                       16,400                             .25%
Mark T. Behrman (8)                                                         11,250                             .17%
Anthony R. Tersigni (7)                                                     20,000                             .30%
Lee M. Canaan (9)                                                            1,250                             .02%
Stuart I. Greenbaum (9)                                                      1,250                             .02%
David V. Harper                                                              1,000                             .02%
All Directors and Officers as a group (11 persons) (10)                  2,833,439                           42.85%


(1) The address of each named person is 20101 Hoover Road, Detroit, Michigan 48205.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, each share of Common Stock subject to options held by that person that will be exercisable on or before May 30, 2001, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 150,396 shares of Common Stock held by Robert J. Skandalaris as custodian for his three minor children; and 336,792 shares of Common Stock over which Mr. Skandalaris exercises voting power pursuant to certain Voting Agreements and Powers of Attorney.

(4) Includes options to purchase 5,000 shares of Common Stock at $13.55 per share expiring in 2004, 1,250 shares of Common Stock at $10.63 expiring in 2005; 1,250 shares of Common Stock at $7.89 expiring in 2005; 1,250 shares of Common Stock at $6.64 expiring in 2005; and 1,250 shares of Common Stock at $4.78 expiring in 2005.

(5) Includes options to purchase 20,000 shares of Common Stock at $6.23 per share expiring in 2003 and 20,000 shares of Common Stock at $6.05 per share expiring in 2003.

(6) Includes options to purchase 14,000 shares of Common Stock at $6.23 per share expiring in 2003, and 6,000 shares of Common Stock at $6.05 per share expiring in 2003.

(7) Includes options to purchase 5,000 shares of Common Stock at $6.23 per share expiring in 2003, 5,000 shares of Common Stock at $13.55 per share expiring in 2004, 1,250 shares of Common Stock at $10.63 in 2005; 1,250 shares of Common Stock at $7.89 expiring in 2005; 1,250 shares of Common Stock at $6.64 expiring in 2005; and 1,250 shares of Common Stock at $4.78 expiring in 2005.

(8) Includes options to purchase 1,250 shares of Common Stock at $10.98 per share expiring in 2004, 5,000 shares of Common Stock at $13.55 per share expiring in 2004; 1,250 shares of Common Stock at $10.63 in 2005;

         1,250 shares of Common Stock at $7.89 expiring in 2005; 1,250 shares of Common Stock at $6.64 expiring in 2005; and 1,250 shares of Common Stock at $4.78 expiring in 2005.

(9) Includes option to purchase 1,250 shares of Common Stock at $4.78 per share expiring 2006.

(10) Includes options to purchase an aggregate of 102,500 shares of Common Stock which are currently exercisable or will become exercisable within 60 days of March 31, 2001.


                            MATTERS TO BE ACTED UPON

ITEM 1: ELECTION OF CLASS II DIRECTORS

DIRECTORS

         The nominees for the Board of Directors are set forth below. The Company has a classified Board of Directors that is divided into three (3) classes with three year terms of office ending in different years. The term of the Class II Directors expires this year. The Company's Bylaws give the Board the power to set the number of directors at no less than seven nor more than twelve. The size of the Company's Board is currently set at nine. There are currently three (3) Board positions designated for Class II Directors of which two (2) will be filled by election at the Annual Meeting to be held on May 9, 2001. The remaining position will be filled in accordance with the Company's Bylaws.

         Two (2) persons have been nominated by the Board of Directors to serve as the Class II Directors until the 2004 Annual Meeting of Stockholders. The Board of Directors recommends that the two (2) nominees, Daniel J. McEnroe and Stuart I. Greenbaum, be elected to serve as the Class II Directors until the 2004 Annual Meeting of Stockholders. Information on the background and qualification of the nominees is set forth on the following page.

         The Board knows of no reason why any nominee for director would be unable to serve as a director. In the event that any of them should become unavailable prior to the Annual Meeting, the Proxies will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly. In no event will the Proxies be voted for more than two (2) persons.

VOTE REQUIRED

         The favorable vote of at least a majority of the shares of Common Stock of the Company present in person or by proxy at the Annual Meeting is required for the election of each nominee for Class II Director. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

                             NOMINEES FOR DIRECTORS

CLASS II NOMINEES TO SERVE UNTIL THE 2004 ANNUAL MEETING

                                                                DIRECTOR
NAME                                                  AGE         SINCE        POSITIONS HELD
------------------------------------------------    --------   ------------    -------------------------------------
Daniel J. McEnroe                                     38          1997         Director
Stuart I. Greenbaum                                   64          2001         Director


         DANIEL J. MCENROE joined the Company's Board of Directors in November 1997. Mr. McEnroe is currently the Vice President of Corporate Development of Cogent Communications, Inc. From 1986 to 2001, Mr. McEnroe was the Treasurer of Detroit Diesel Corporation. Prior to joining Detroit Diesel Corporation, Mr. McEnroe served as Assistant Treasurer of Penske Corporation, a privately held holding company whose operating entities include Detroit Diesel Corporation. Mr. McEnroe has been a Certified Public Accountant since 1985 and a Chartered Financial Analyst since 1991.

         STUART I. GREENBAUM joined the Company's Board of Directors in January 2001. Mr. Greenbaum is currently the Dean and The Bank of America Professor of Managerial Leadership at the John M. Olin School of Business, at Washington University in St. Louis. Prior to joining the Olin School in July 2000, Mr. Greenbaum spent 20 years at the Kellogg Graduate School of Management at Northwestern University where he was the Director of the Banking Research Center and the Norman Strunk Distinguished Professor of Financial Institutions. Mr. Greenbaum holds a Ph.D. in Economics from The John Hopkins University.


             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

         The following individuals are directors of the Company who will continue to serve as directors:

CLASS I DIRECTORS TO SERVE UNTIL THE 2003 ANNUAL MEETING

         LEE MUSGROVE CANAAN, AGE 44, joined the Company's Board of Directors in January 2001. Ms. Canaan is currently a Senior High Yield Analyst for AIM Capital Management, Inc., an investment firm located in Houston, Texas. Prior to joining AIM Capital Management, Inc. in 1996, Ms. Canaan was a Financial Consultant for ARCO Transportation Company in Long Beach, California. Ms. Canaan holds an MBA in Finance from the Wharton School of the University of Pennsylvania.

         JONATHAN P. RYE, AGE 45, joined the Company's Board of Directors in 1999. Mr. Rye is the Managing Partner of Greenfield Partners, a private investment capital firm specializing in the acquisition of Michigan based manufacturing and service companies with revenues between $2.5 million and $25 million. Mr. Rye also serves as Chairman of Greenfield Commercial Credit, a commercial financing company established in 1995 to meet the financial needs of Midwest businesses. Prior thereto, Mr. Rye served as CEO of Lamb Technician, a leading supplier of large automated manufacturing systems with annual sales of $400 million, until its sale to Litton Industries in 1987.


CLASS III DIRECTORS TO SERVE UNTIL THE 2002 ANNUAL MEETING

         ROBERT J. SKANDALARIS, AGE 48, the Company's founder, currently serves as Chairman of the Board, President, Chief Executive Officer and Director. Prior to founding the Company in 1993, Mr. Skandalaris was Vice Chairman and a shareholder of The Oxford Investment Group, Inc., a Michigan-based merchant banking firm, and served as Chairman and Chief Executive Officer of Acorn Asset Management, a privately held investment advisory firm. Mr. Skandalaris began his career as a Certified Public Accountant with the national accounting firm of Touche Ross & Co.

         ANTHONY R. TERSIGNI, ED.D, AGE 51, joined the Company's Board of Directors in November 1997. Dr. Tersigni is the Executive Vice President and Chief Operating Officer of Ascension Health. From 1995 to 2001, Dr. Tersigni served as President and Chief Executive Officer of St. John Health System, an integrated health delivery system headquartered in Detroit, Michigan. Prior to joining St. John Health System in 1995, Dr. Tersigni was President and

Chief Executive Officer of Oakland General Health Systems, Inc., in Madison Heights, Michigan. Dr. Tersigni holds a doctorate in Organizational Development from Western Michigan University.

         MARK T. BEHRMAN, AGE 38, joined the Company's Board of Directors in January 1999. Mr. Behrman is the Senior Managing Director of trade.com GLOBAL MARKETS, an online banking service. Prior to its sale in 2001, Mr. Behrman also served as Managing Director of Corporate Finance and Global Investment Banking of BlueStone Capital Partners, L.P., an investment and merchant banking firm. Prior to joining BlueStone Capital in 1995, Mr. Behrman served as Managing Director and Head of Corporate Finance for Commonwealth Associates. Previously, he was the Chief Financial Officer of Fundamental Brokers, Inc. He was also employed by Drexel Burnham Lambert, Inc. in various financial capacities, and began his financial career at Paine Webber, Inc.

         The executive officers of the Company who are not also directors are as follows:

         MICHAEL C. AZAR, AGE 37, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY, joined the Company in November 1996. Mr. Azar also served as a member of the Company's Board of Directors from December 1996 until November 1997. Prior to joining the Company, Mr. Azar was employed as General Counsel to River Capital, Inc., an investment banking firm, from January through November 1996. From 1988 to 1995, Mr. Azar practiced law with the firm of Mason, Steinhardt, Jacobs and Perlman in Southfield, Michigan.

         DAVID V. HARPER, AGE 40, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, joined the Company in October 2000. Prior to joining the Company, Mr. Harper was Co-Chief Executive and Chief Financial Officer of Moore Medical Corporation, a distributor of medical products from 1998 until 1999. From 1994 to 1998, Mr. Harper was divisional Senior Vice President & Chief Financial Officer of Primedia, Inc., a leading publishing concern. Mr. Harper also held various management positions with United Technologies Corporation, Business Expansion Capital Corporation and International Dairy Queen, Inc. Mr. Harper holds an MBA in Finance from the Wharton School of the University of Pennsylvania.

         CHRISTOPHER L. MORIN, AGE 42, CHIEF OPERATING OFFICER, joined the Company in June 1997. Mr. Morin also served as a member of the Company's Board of Directors from November 1997 through August 1998, and as Chief Operating Officer from June 1997 to August 1998. Mr. Morin serves as the Chief Executive Officer of Noble Technologies, Inc. and it's subsidiary Noble Metal Processing, Inc. Prior to joining the Company Mr. Morin was the Chief Operating Officer of Talon Automotive Group LLC, a privately held automotive supplier from 1994 through 1997. Prior to joining Talon in 1994, Mr. Morin was the Vice President of Operations for Irvin Automotive Products, a division of Takata, North America.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         During the fiscal year ended December 31, 2000, there were nine (9) meetings of the Board of Directors. All members attended at least seventy-five percent of the meetings. Robert J. Skandalaris and Anthony R. Tersigni (Michael
R. Hottinger served on the Committee until his resignation in February 2001) served on the Nominating Committee. Daniel J. McEnroe and Anthony R. Tersigni (Richard T. Mastain served on the Committee until his resignation in November
2000) all of whom are outside directors, served on the Company's Compensation Committee. Daniel J. McEnroe, Mark T. Behrman and Jonathan P. Rye all of whom are outside directors, served on the Company's Audit Committee. Three meetings of each committee were held during the fiscal year ended December 31, 2000.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

         The following table sets forth the total compensation earned by the Chief Executive Officer and each of the other four most highly compensated executive officers whose salary plus bonus exceeded $100,000 per annum during any of the Company's last three fiscal years.

                          SUMMARY COMPENSATION TABLE(1)


                                    ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                    -------------------                   ----------------------

                                                                                SECURITIES
                                                                                UNDERLYING
                                                                                 OPTIONS/
NAME AND PRINCIPAL           YEAR      SALARY ($)          BONUS($)               SARS (#)
--------------------------- ------    ------------   -----------------        --------------
Robert J. Skandalaris        2000        $280,000         $ 330,000 (6)             ---
   Chief Executive           1999        $240,000         $ 122,771               50,000 (2)
   Officer & President       1998        $225,000

Lloyd P. Jones, III (3)      2000        $250,000         $ 264,000 (6)           10,000
                             1999        $240,000         $ 101,450              100,000
                             1998        $ 81,875

Christopher L. Morin,        2000        $190,000               ---               10,000
     Chief Operating         1999        $179,392         $ 180,000               10,000
     Officer (4)             1998        $175,000         $  30,000               50,000


Michael C. Azar,             2000        $160,000         $ 131,000 (6)           15,000
    Vice President &         1999        $145,000         $  50,725               20,000
    General Counsel          1998        $115,000         $  13,500               10,000

Daniel W. Sampson,           2000        $160,000         $ 131,000 (6)
Chief Financial              1999        $145,000         $  50,725               45,000
    Officer (5)

-------------------------

(1) Does not include any value that might be attributable to job-related personal benefits, the annual value of which has not exceeded the lesser of 10% of annual salary plus bonus or $50,000 for each executive officer.

(2)      Mr. Skandalaris voluntarily surrendered his options in October 2000.

(3) Mr. Jones joined the Company in February 1998 as its President and became Chief Operating Officer in August 1998. In June 2000, Mr. Jones resigned as an officer and director of the Company and became President and Chief Executive Officer of the Company's subsidiary, Noble Logistic Services, Inc. ("NLS").

(4) Mr. Morin has served as Chief Operating Officer since May 2000. Mr. Morin also served as Chief Operating Officer of the Company from June 1997 to August 1998. Mr. Morin serves as the Chief Executive Officer of Noble Technologies, Inc. and it's subsidiary Noble Metal Processing, Inc. since August, 1998.

(5) Mr. Sampson joined the Company in October 1998 as its Chief Financial Officer and served in that position until October 2000, whereupon he joined NLS, where he served as Chief Financial Officer, until his departure from the Company in January 2001.

(6) Special Bonuses paid in connection with the sale of the Company's Plastics and Coatings Division in January, 2000.

                            OPTION/SAR GRANTS IN 2000

                                                     INDIVIDUAL GRANTS (1)
                                                                                                               POTENTIAL
                                                                                                               REALIZABLE VALUE
                                                                                                               AT ASSUMED
                                                                                                               ANNUAL RATES OF
                                                                                                               STOCK PRICE
                                  NUMBER OF      % OF TOTAL                                                    APPRECIATION FOR
                                  SECURITIES     OPTIONS/SARS       EXERCISE      MARKET                       OPTION TERM(3)
                                  UNDERLYING     GRANTED TO         OR BASE       PRICE ON
                                  OPTIONS/SARS   EMPLOYEES IN       PRICE         DATE OF     EXPIRATION       5%          10%
       NAME                       GRANTED (#)    FISCAL YEAR(2)     ($/SH)        GRANT       DATE             ($)         ($)
       ----                       ------------   --------------     --------      --------    ----------       -------------------
Robert J                               --             --                --            --          --             --          --
Skandalaris

Lloyd P. Jones, III                  10,000          5.08%           $ 6.62       $  6.625     10/01/05        $18,354     $40,496

Michael C. Azar                      15,000          7.61%           $ 6.62       $  6.625     10/01/05        $27,530     $60,744

Christopher L                        10,000          5.08%           $ 6.62       $  6.625     10/01/05        $18,354     $40,496
Morin

Daniel W. Sampson                      --             --                --            --          --             --          --



(1) All options granted in 2000 vest in accordance with the Company's standard vesting schedule, which provides for vesting of 40% of the options granted after two years, an additional 30% after three years and the remaining 30% after four years.

(2) The Company granted options to purchase an aggregate of 137,000 shares to all employees other than executive officers and granted options to purchase an aggregate of 60,000 shares to all executive officers as a group (4 persons), during fiscal 2000.

(3) This column sets forth hypothetical gains or "option spreads" for the options at the end of their respective five-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annual rate of compound appreciation of the market price at the date of grant of 5% and 10% from the date the option was granted to the end of the option term. The 5% and 10% rates of appreciation are specified by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The Company does not necessarily agree that this method properly values an option. Actual gains, if any , on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions.


1997 STOCK OPTION PLAN

         In November 1997, the Board of Directors of the Company adopted, and in April 1998, the Company's Stockholders approved, the Noble International, Ltd. 1997 Stock Option Plan (the "1997 Plan"). The 1997 Plan provides for the grant to employees, officers, directors, consultants and independent contractors of non-qualified stock options as well as for the grant of stock options to employees that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986 ("Code"). Although the Company has approximately 1,200 employees technically eligible to participate in the 1997 Plan, it is anticipated the stock options will be granted only to a limited number of management level personnel. The 1997 Plan terminates on November 24, 2007. The purpose of the 1997 Plan is to enable the Company to attract and retain qualified persons as employees, officers and directors and others whose services are required by the Company, and to motivate such persons by providing them with an equity participation in the Company. The 1997 Plan reserved 700,000 shares of the Company's Common Stock for issuance, subject to adjustment upon occurrence of certain events affecting the capitalization of the Company.

         The 1997 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"), which has, subject to specified limitations, the full authority to grant options and establish the terms and conditions for vesting and exercise thereof. The exercise price of incentive stock options granted under the 1997 Plan is required to be no less than the fair market value of the common stock on the date of grant (110% in the case of a greater than 10% stockholder). The exercise price of non-qualified stock options is required to be no less than 85% of the fair market value of the Common Stock on the date of grant. Options may be granted for terms of up to 10 years (5 years in the case of incentive stock options granted to greater than 10% stockholders). No optionee may be granted incentive stock options such that the fair market value of the options which first become exercisable in any one calendar year exceeds $100,000. If an optionee ceases to be employed by, or ceases to have a relationship with the Company, such optionee's options expire six months after termination of the employment or consulting relationship by reason of death, one year after termination by reason of permanent disability, immediately upon termination for cause and three months after termination for any other reason.

         In order to exercise an option granted under the 1997 Plan, the optionee must pay the full exercise price of the shares being purchased. Payment may be made either: (i) in cash; (ii) at the discretion of the Committee, by delivering shares of Common Stock already owned by the optionee that have a fair market value equal to the applicable exercise price; or (iii) in the form of such other consideration as may be determined by the Committee and permitted by applicable law.

         Subject to the foregoing, the Committee has broad discretion to describe the terms and conditions applicable to options granted under the 1997 Plan. The Committee may at any time discontinue granting options under the 1997 Plan or otherwise suspend, amend or terminate the 1997 Plan and may, with the consent of an optionee, make such modification of the terms and conditions of such optionee's option as the Committee shall deem advisable. However, the Committee has no authority to make any amendment or modifications to the 1997 Plan or any outstanding option which would: (i) increase the maximum number of shares which may be purchased pursuant to options granted under the 1997 Plan, either in the aggregate or by an optionee, except in connection with certain antidilution adjustments; (ii) change the designation of the class of employees eligible to receive qualified options; (iii) extend the term of the 1997 Plan or the maximum option period thereunder; (iv) decrease the minimum qualified option price or permit reductions of the price at which shares may be purchased for qualified options granted under the 1997 Plan, except in connection with certain antidilution adjustments; or (v) cause qualified stock options issued under the 1997 Plan to fail to meet the requirements of incentive stock options under
Section 422 of the Code. Any such amendment or modification shall be effective immediately, subject to stockholder approval thereof within 12 months before or after the effective date. No option may be granted during any suspension or after termination of the 1997 Plan.

         The 1997 Plan is designed to meet the requirements of an incentive stock option plan as defined in Code Section 422. As a result, an optionee will realize no taxable income, for federal income tax purposes, upon either the grant of an incentive stock option under the 1997 Plan or its exercise, except that the difference between the fair market value of the stock on the date of exercise and the exercise price is included as income for purposes of calculating Alternative Minimum Tax. If no disposition of the shares acquired upon exercise is made by the optionee within two years from the date of grant or within one year from the date the shares are transferred to the optionee, any gain realized upon the subsequent sale of the shares will be taxable as a capital gain. In such case, the Company will be entitled to no deduction for federal income tax purposes in connection with either the grant or the exercise of the option. If, however, the optionee disposes of the shares within either of the periods mentioned above, the optionee will realize earned income in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition if less) over the exercise price, and the Company will be allowed a deduction for a corresponding amount.

DIRECTOR COMPENSATION

         Directors who are employees of the Company receive no compensation, as such, for their service as members of the Board. In calendar year 2000, Directors who were not employees of the Company received an attendance fee of $1,000 for each Board meeting or committee meeting attended in person by that director and $250 for each telephonic Board meeting or committee meeting in which such director participated; however, fees for in-person meetings of the Board and committees may not exceed $1,000 per day. All directors are reimbursed for expenses incurred in connection with attendance at meetings. In addition, directors are eligible to participate in the Company's 1997 Stock Option Plan. In calendar year 2000, a total of 27,500 options were granted to directors. If the 2001 Non-employee Director Incentive Plan is approved, Director Compensation in 2001 shall be limited to the compensation provided therein.

EMPLOYMENT AGREEMENT

         The Company entered into a three (3) year employment agreement with Robert J. Skandalaris, its Chief Executive Officer, on April 2, 1997. The Employment Agreement provides for an initial term of three years, with an unlimited number of successive three-year renewals subject to the election by either party not to renew the Employment Agreement. Pursuant to an adjustment approved by the Board of Directors, Mr. Skandalaris' base salary was increased to $280,000 in 2000. Mr. Skandalaris is also entitled to an incentive bonus for each fiscal year in an amount to be determined by the Compensation Committee of the Board, as well as to participate in any executive bonus or other incentive compensation program adopted by the Company. In the event Mr. Skandalaris' employment is terminated by the Company, without cause, or by reason of his death or disability, or in the event the Employment Agreement is not renewed, the Company is obligated to pay to Mr. Skandalaris, as severance and/or liquidated damages, an amount equal to three times his annual base salary at the time of termination plus any incentive bonus due under the Employment Agreement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during the period from January 1, 2000 through December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         At December 31, 1999, the Company had an unsecured term note payable to the Chief Executive Officer of the Company in the amount of $5 million with interest at the annual rate of 12%. This note was repaid in its entirety during 2000.

         On February 15, 2001, the Company repurchased 160,000 shares of its common stock from Robert J. Skandalaris for an aggregate purchase price of $880,000.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION PHILOSOPHY

         The Compensation Committee, is responsible for developing and recommending the Company's executive compensation policies to the Board of Directors. The executive compensation philosophy of the Company is to (i) attract and retain qualified management to run the business efficiently and guide the Company's growth in both existing and new markets, (ii) establish a link between management compensation and the achievement of the Company's annual and long-term performance goals, and (iii) recognize and reward individual initiative and achievement.

BASE SALARIES

         Base salaries for management employees are based primarily on the responsibilities of the position and the experience of the individual, with reference to the competitive marketplace for management talent, measured in terms of executive compensation offered by comparable companies in related businesses. Increases in base salaries are based upon the performance of the executive officers as compared to pre-established goals.

CASH BONUSES

         Cash bonuses are awarded, at the discretion of the Compensation Committee, to executive officers based in part on the overall financial performance of the Company and in part on the performance of the executive officer. The financial performance of the Company is measured by revenue and operating income growth and actual performance against budgeted performance. In 2000, no cash bonuses were paid to executive officers in connection with the performance of the Company. Certain Executive Officers received a special bonus in January, 2000 based on the sale of the Company's Plastics and Coatings Division.

STOCK OPTIONS

         The Company grants stock options under the 1997 Plan as part of its strategy to attract and retain qualified persons as executive officers and to motivate such persons by providing them with an equity participation in the Company. During 2000, options to purchase an aggregate of 87,500 shares were granted to executives and directors of the Company and its subsidiaries.

CEO COMPENSATION

         Mr. Skandalaris' compensation for fiscal 2000 was $280,000 in accordance with the terms of his Employment Agreement with the Company. Mr. Skandalaris also received a special bonus of $330,000 in connection with the gain on the sale of the Company's Plastics and Coatings Division.

COMPENSATION LIMITATIONS

         Under section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements such as stockholder approval, are satisfied. The Company plans to take actions, as necessary, to insure that its stock option plans and executive compensation plans qualify for exclusion.

                                   Sincerely,

                                   Daniel J. McEnroe
                                   Anthony R. Tersigni, Ed.D.
                                   COMPENSATION COMMITTEE

                          REPORT OF THE AUDIT COMMITTEE


         The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The Board of Directors has adopted a written charter for the Audit Committee that is set forth in Exhibit A to this Proxy Statement. The three members of the Audit Committee are "independent" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers Inc.'s listing standards.

         Audit Fees. The aggregate amount of fees billed by Grant Thornton, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, was $150,000.

         Financial Information System Design and Implementation Fees. There were no fees billed by Grant Thornton, LLP for professional services rendered to the Company for the fiscal year ended December 31, 2000, for the design and implementation of financial information systems.

         All Other Fees. the aggregate amount of fees billed by Grant Thornton, LLP for all other non-audit services, including various assurance services, tax preparation and tax consulting rendered to the Company for the fiscal year ended December 31, 2000, was $251,000.

         Leased Employees. Grant Thornton, LLP has informed the Company that none of the hours expended on its engagement to audit the Company's financial statements for the fiscal year ended December 31, 2000, were attributable to work performed by persons other than full time, permanent employees.

         Audit Committee Report. Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors. In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of other non-audit services to the Company is compatible with the auditor's independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or fairness of the audited financial statements.

                                   Sincerely,

                                   Mark T. Behrman
                                   Daniel J. McEnroe
                                   Jonathan P. Rye
                                   AUDIT COMMITTEE

                                PERFORMANCE GRAPH

         The following graph demonstrates the cumulative total return, on an indexed basis, to the holders of the Company's Common Stock in comparison with the Russell 2000 Index and an industry index of eighteen publicly traded companies operating primarily in Standard Industrial Classification 371 and 421 (the "Peer Group Index"). The Peer Group Index was selected by the Company because the companies included therein engaged in the manufacturing of motor vehicles and related parts, accessories and equipment with market capitalizations similar to that of the Company. The Peer Group Index for SIC Code 371 consists of: Hahn Automotive Warehouse, Hastings Manufacturing, Hayes Lemmerz International, Inc., IMPCO Technologies, Inc., JPE, Inc., Keystone Automotive Industries, Motorcar Parts & Accessories, Newcor, Inc., Omni U.S.A., Inc., Orbital Engine Corp Ltd, Rankin Automotive Group, Standard Motor Products, Stoneridge, Inc., Strattec Security Corp., Superior Industries International, Tenneco Automotive, Inc., Tesma International, Inc. and Titan International, Inc., and for SIC Code 421 consists of: CDL, Inc. and United Shipping & Technology, Inc. The Peer Group Index closely approximates Noble's current and future peer group both in range of products provided and market capitalization.

         The graph assumes $10,000 invested on November 18, 1997, (the date the Common Stock commenced publicly trading) in the Common Stock, in the Russell 2000 Index and the Peer Group Index. The historical performance shown on the graph is not necessarily indicative of future price performance.

                                     11/18/97          12/31/97          12/31/98         12/31/99          12/31/00
                                     --------          --------          --------         --------          --------
The Company                           10,000             9,930            10,138           15,972             5,944
Russell 200 Index                     10,000            10,165             9,814           11,740            11,099
Peer Group Index                      10,000             9,802             8,471           10,148             4,611


                                  [LINE GRAPH]

ITEM 2: THE APPROVAL OF THE 2001 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN


INTRODUCTION

         On March 30, 2001, the Company's Board of Directors adopted the 2001 Non-Employee Director Stock Incentive Plan (the "Non-Employee Director Plan"). Approval of the Non-Employee Director Plan, a copy of which is annexed to this Proxy Statement as Exhibit B, by the holders of a majority of the Common Stock present or represented at the Annual Meeting of Stockholders is required.

         The purpose of the Non-Employee Director Plan is to attract and retain the services of experienced and knowledgeable independent directors of the Company for the benefit of the Company and its Stockholders and to provide additional incentive for such directors to continue to work for the best interests of the Company and its Stockholders through continuing ownership of its Common Stock.

DESCRIPTION OF THE NON-EMPLOYEE DIRECTOR PLAN

         Each director who is not, and has not been during the immediately preceding 12-month period, an employee of the Company or any subsidiary of the Company, is eligible to participate in the Non-Employee Director Plan, provided that such director is not separately compensated by the Company as a consultant and does not fail to attend (or otherwise participate in) at least two-thirds (2/3) of the board meetings.

         An aggregate of 200,000 shares of Common Stock have been reserved for issuance under the Non-Employee Director Plan. The Non-Employee Director Plan provides for the annual grant of incentive awards consisting of restricted stock grants and stock purchase participation awards. The Non-Employee Director Plan will be administered by the Board of Directors or, if the Board so determines, by a committee of the Board. The annual restricted stock award shares and stock purchase participation award limit will be established by the Board of Directors (or by a committee thereof) at its first meeting following the annual meeting of stockholders each year.

         Restricted stock awards will be subject to such restrictions and conditions to the vesting of awards as the Board of Directors (or committee) deems appropriate, including, without limitation, that the non-employee director remain in the continuous service of the Company for a certain period; provided, however, that no restricted stock award may vest prior to six months from its date of grant other than in connection with a participant's death or disability.

         Stock purchase participation awards shall consist of a right to receive shares of Common Stock with a fair market value equal to one-third (1/3) of the net amount spent by the non-employee director on purchases of Common Stock in the public market, subject to the terms and limitations determined by the Board of Directors (or committee). The Board of Directors (or committee) shall impose such restrictions or conditions to the vesting of stock purchase participation awards as it deems appropriate, including, without limitation, that the non-employee director remain in the continuous service of the Company for a specified period.

VOTE REQUIRED

         The favorable vote of at least a majority of the shares of Common Stock of the Company present in person or by proxy at the Annual Meeting is required for the approval of the Non-Employee Director Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE NON-EMPLOYEE DIRECTOR PLAN.

ITEM 3: THE APPROVAL OF THE 2001 STOCK INCENTIVE PLAN

INTRODUCTION

         On March 30, 2001, the Company's Board of Directors adopted the 2001 Stock Incentive Plan (the "Stock Incentive Plan"). Approval of the Stock Incentive Plan, a copy of which is annexed to this Proxy Statement as Exhibit C, by the holders of a majority of the Common Stock present or represented at the Annual Meeting of Stockholders is required.

         The purpose of the Stock Incentive Plan is to advance the interests of the Company and its stockholders by enabling the Company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

DESCRIPTION OF THE STOCK INCENTIVE PLAN

         All employees of the Company and its subsidiaries, as well as non-employee directors, consultants and independent contractors, are eligible to participate in the Stock Incentive Plan. It is anticipated that the Stock Incentive Plan will be used primarily for the grant of incentive awards to executive officers of the Company and its subsidiaries.

         An aggregate of 400,000 shares of Common Stock have been reserved for issuance under the Stock Incentive Plan. The Stock Incentive Plan provides for the grant of incentive awards consisting of restricted stock grants and stock bonuses. The Stock Incentive Plan will be administered by the Board of Directors or, if the Board so determines, by a committee of the Board.

         Restricted stock awards will be subject to such restrictions and conditions to the vesting of awards as the Board of Directors (or committee) deems appropriate, including, without limitation, that the participant remain in the continuous employ or service of the Company or a subsidiary for a certain period or that the participant or the Company (or any subsidiary or division thereof) satisfy certain performance goals or criteria; provided, however, that no restricted stock award may vest prior to six months from its date of grant other than in connection with a participant's death or disability.

         Stock bonuses shall consist of a grant of shares of Common Stock, subject to the terms and limitations determined by the Board of Directors (or committee). In no event will a stock bonus be granted in consideration of future services. The participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a participant as a stock bonus upon the participant becoming the holder of record of such shares; provided, however, that the Board of Directors (or committee) may impose such restrictions on the assignment or transfer of shares of Common Stock issued as a stock bonus as it deems appropriate.

VOTE REQUIRED

         The favorable vote of at least a majority of the shares of Common Stock of the Company present in person or by proxy at the Annual Meeting is required for the approval of the Stock Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE STOCK INCENTIVE PLAN.

ITEM 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         The Board of Directors, upon recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2001, and to perform other appropriate services as directed by the Company's management and Board of Directors.

         A proposal will be presented at the meeting to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants. It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires. Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants is not required by the Company's Bylaws or other applicable legal requirement. However, the Board of Directors is submitting the selection of Deloitte & Touche LLP to the Stockholders for ratification as a matter of good corporate practice. If the Stockholders fail to ratify this appointment other independent public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee. Even if the appointment is ratified, the Board of Directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its Stockholders.

VOTE REQUIRED

         The ratification of Deloitte & Touche LLP as the Company's independent public accountants will require the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock present or represented at the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

ITEM 5: OTHER MATTERS

         Except for the matters referred to in the accompanying Notice of Annual Meeting, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at the meeting that is a proper subject for action by the Stockholders. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the "recommendation of the Board of Directors."

                                  ANNUAL REPORT

         The Annual Report to Stockholders covering the Company's fiscal year ended December 31, 2000 is being mailed to Stockholders with this Proxy Statement. The Company's annual report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2000, including the financial statements and schedules thereto, which the Company has filed with the Securities and Exchange Commission will be made available to beneficial owners of the Company's securities upon request. The annual report does not form any part of the material for the solicitation of the Proxy.

                              STOCKHOLDER PROPOSALS

         Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the 2002 Annual Meeting of Stockholders must submit the proposal to the Company no later than December 15, 2001. Stockholders who intend to present a proposal at the 2002 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than February 15, 2002. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                       REQUEST TO RETURN PROXIES PROMPTLY

         A Proxy is enclosed for your use. Please mark, date, sign and return the Proxy at your earliest convenience or vote through the telephone or internet procedures set forth on the proxy card. The Proxy requires no postage if mailed in the United States in the postage-paid envelope provided. A prompt return of your Proxy will be appreciated.

                                    By Order of the Board of Directors,

                                    /S/ MICHAEL C. AZAR

                                    Michael C. Azar,
                                    Secretary


Detroit, Michigan
April 9, 2001

                                   EXHIBIT A

                           NOBLE INTERNATIONAL, LTD.
                            AUDIT COMMITTEE CHARTER

         1. Purpose. The Audit Committee shall review and monitor the Company's financial reports and accounting practices to ascertain that they are within acceptable limits of sound practice in such matters.

         2. Composition and Term of Office. The members of the Audit Committee shall be non-affiliated, independent directors, appointed by the Board of Directors, and shall not be officers or employees of the Company. The members of the Audit Committee shall be financially literate, as such qualifications are interpreted by the Board, in its business judgment. In addition, at least one member of the audit committee shall have accounting or related financial management expertise as the Board interprets such qualifications in its business judgment. The Board shall elect or appoint a chairperson of the audit committee who will have authority to act on behalf of the audit committee between meetings.

         3.       Duties and Responsibilities.

                  (1) Study and make recommendations to the Board of Directors with respect to auditing policies and procedures and the scope and extent of audits.

                  (2) Review with independent auditors, at a time when the annual audit plan is being developed, its scope, purpose or procedures to be included.

                  (3) Review with corporate management the audited financial results for the year and the proposed footnotes to the Financial Statements as soon after the receipt of the independent auditor's opinion as possible and prior to the release of these items.

                  (4) Prior to submitting the annual consolidated financial statements to the Board of Directors for approval, review with the independent auditors, on completion of the annual audit, the results of the completed audit, their experience, any restrictions on their work, cooperation received, significant transactions outside normal company business, if any, their findings and their recommendations.

                  (5) Review with the independent auditors their evaluation of the Company's internal controls and management response.

                  (6) Review the Company's actions to correct any significant control deficiencies noted by the independent auditors in their annual review.

                  (7) Recommend to the Board of Directors the selection of the public accounting.

                          firm who shall be the Company's independent auditor and the fee for such engagement.

                  (8) Report annually to the Board of Directors, after the close of each fiscal year but prior to the Company's Annual Meeting of Shareholders, as well as any other occasion whatever it deems appropriate concerning the activities of the Audit Committee.

                  (9) Review annually the Company's internal auditing program, if any, with the Chief Executive Officer, Chief Financial Officer, President and Vice President
                          - Administration.

                  (10) Review with corporate Management all major accounting policy matters involved in the preparation of interim financial reports and insure that any deviations from prior practice have been reviewed with the Company's independent auditors.

         4. Frequency of Meetings. The Audit Committee shall meet at least two times per year. The first meeting should be held as soon after completion of the annual audit as possible. The principal purpose of this meeting should be to review the financial results for the year and to be satisfied with the statement of accounting policies and the proposed footnotes that management plans to include in the Annual Report. The second meeting shall be held in October or November to discuss preparations for the annual audit, including election of the prepared auditor for the coming year. Additional meetings may be scheduled from time to time as required upon the call of the Committee Chairman. Minutes of each of these meetings shall be kept and the Chief Financial Officer of the Company will function as the Management Liaison Officer to this Committee. Unless otherwise requested by the Audit Committee, the Chief Executive Officer or the Chief Financial Officer shall attend all meetings of the Audit Committee.

         5. Limitations. The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                   EXHIBIT B

                            NOBLE INTERNATIONAL, LTD.
                 2001 NON-Employee DIRECTOR STOCK INCENTIVE PLAN

1.       Purpose of Plan.

         The purpose of the Noble International, Ltd. 2001 Non-Employee Director Stock Incentive Plan (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors of Noble International, Ltd. (the "Company") for the benefit of the Company and its stockholders and to provide additional incentive for such directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its common stock.

2.       Definitions.

         The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

         2.1 "Board" means the Board of Directors of the Company.

         2.2 "Change in Control" means an event described in Section 9.1 of the Plan.

         2.3 "Code" means the Internal Revenue Code of 1986, as amended.

         2.4 "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

         2.5 "Common Stock" means the common stock of the Company, $.001 par value, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 4.3 of the Plan.

         2.6 "Director Service Year" means the approximate one-year period between annual meetings of stockholders.

         2.7 "Disability" means the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

         2.8 "Eligible Recipient" means any person who (a) is elected or appointed a director of the Company, and (b) is not, and has not during the immediately preceding 12 month period been, an employee of the Company or any subsidiary of the Company, subject to the following limitations: (i) the establishment of any separately compensated consulting relationship between a director and the Company will render that individual ineligible for participation in the Plan in any Director Service Year; and (ii) any director who fails to attend (or otherwise participate in) at least two-thirds of the meetings of the Board or any committee thereof during any Director Service Year shall not be eligible to participate in the Plan for such Director Service Year and shall forfeit all Common Stock granted or received as Incentive Awards under the Plan in respect of such Director Service Year.

         2.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.10 "Fair Market Value" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

         2.11 "Incentive Award" means a Restricted Stock Award or Stock Purchase Participation Award granted to an Eligible Recipient pursuant to the Plan.

         2.12 "Participant" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

         2.13 "Restricted Stock Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan.

         2.14 "Retirement" means the termination of Participant's service as a director of the Company at the end of such director's current term.

         2.15 "Securities Act" means the Securities Act of 1933, as amended.

         2.16 "Stock Purchase Participation Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan.

3.       Plan Administration.

         3.1 The Committee. The Plan will be administered by the Board or, if the Board so determines, by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are "outside directors" within the meaning of Section 162(m) of the Code. Such a committee, if established, will act by majority approval of the members (but may also take action with the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a committee, if established. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the stockholders of the Company, the participants and their respective successors-in-interest. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

         3.2      Authority of the Committee.

                  (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award;
         (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

                  (b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive Award for purposes of this Plan.

                  (c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4.       Shares Available for Issuance.

         4.1 Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 200,000 shares of Common Stock. Such shares may be authorized and unissued or treasury shares.

         4.2 Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan.

         4.3 Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan.

5.       Participation.

         Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.       Restricted Stock Awards.

         6.1 Grant. The annual Restricted Stock Award shares for the succeeding Director Service Year shall be established by the Committee at its first meeting following the Company's annual meeting of stockholders each year. An Eligible Participant may be granted one or more Restricted Stock Award under the Plan subject to such annual limit. Such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee shall impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous service of the Company for a certain period; provided, however, that no Restricted Stock Award may vest prior to six months from its date of grant other than in connection with a Participant's death or Disability.

         6.2 Rights as a Stockholder; Transferability. Except as provided in Sections 6.1, 6.3 and 10.2 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 6 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

         6.3 Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

         6.4 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 6, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

7.       Stock Purchase Participation Awards.

         7.1 Structure. A Stock Purchase Participation Award under the Plan shall consist of a right to receive shares of Common Stock with a Fair Market Value (as of the measurement date specified by the Committee) equal to one-third (1/3) of Net Amount spent by a Participant on purchases of the Common Stock in the public market, subject to the terms and limitations determined by the Committee and set forth in the agreement evidencing such Stock Purchase Participation Award. "Net Amount" shall mean the amount spent by such Participant on purchases of Common Stock in the public market reduced by the proceeds received by such Participant in all sales or other dispositions of Common Stock by the Participant during the measurement period specified by the Committee in the grant of the Stock Purchase Participation Award.

         7.2 Grant. The annual Stock Purchase Participation Award limit for the succeeding Director Service Year shall be established by the Committee at its first meeting following the Company's annual meeting of stockholders each year. An Eligible Participant may be granted one or more Stock Purchase Participation Awards under the Plan subject to such annual limit. Such Stock Purchase Participation Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee shall impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Stock Purchase Participation Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous service of the Company for a specified period.

         7.3 Method of Exercise. A Participant shall exercise his or her right to receive a Stock Purchase Participation Award by providing a written request to the Company in accordance with the procedures prescribed by the Committee from time to time, together with such evidence of the Net Amount as the Committee shall determine necessary in its sole discretion. A Participant shall forfeit his or her right to receive a Stock Purchase Participation Award if such Participant makes any purchase or sale of Common Stock during the measurement period of such award in violation of the provisions of the Exchange Act or the Securities Act applicable to the Participant.

8.       Effect of Termination of Service.

         8.1 Termination Due to Death, Disability or Retirement. Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive Award, in the event a Participant's service with the Company is terminated by reason of death, Disability or Retirement:

                  (a) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will become fully vested, provided, however, that no Restricted Stock Award may vest prior to six months from its date of grant other than in connection with a Participant's death or Disability; and

                  (b) All Stock Purchase Participation Awards then held by the Participant that have not vested as of such termination will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Purchase Participation Awards.

           8.2 Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive Award, in the event a Participant's service is terminated with the Company for any reason other than death, Disability or Retirement, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Stock Purchase Participation Awards then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Purchase Participation Awards.

         8.3 Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 8, upon a Participant's termination of service with the Company, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Restricted Stock Awards and Stock Purchase Participation Awards then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of service, in each case in the manner determined by the Committee; provided, however, that no Incentive Award may become exercisable or vest prior to six months from its date of grant (other than in connection with a Participant's death or Disability) or remain exercisable or continue to vest beyond its expiration date.

         8.4 Date of Termination of Service. Unless the Committee otherwise determines in its sole discretion, a Participant's service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the records of the Company, as determined by the Committee in its sole discretion based upon such records.

9.       Change in Control.

         9.1 Change in Control. For purposes of this Section 9, a "Change in Control" of the Company will mean the following:

                  (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

                  (b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

                  (c) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
         Act), directly or indirectly, of (i) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 9.2 below), or (ii) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

                  (d) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) more than 50%, but less than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

                  (e) the Continuity Directors cease for any reason to constitute at least a majority of the Board; or

                  (f) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement.

         9.2 Continuity Directors. For purposes of this Section 9, "Continuity Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

         9.3 Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (a) all Restricted Stock Awards that have been outstanding for at least six months will become immediately fully vested and non-forfeitable; and (b) all outstanding Stock Purchase Participation Awards then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Purchase Participation Awards.

         9.4 Limitation on Change in Control Payments. Notwithstanding anything in Section 9.3 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 9.3 (which acceleration could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other "payments" that such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 9.3 of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which "payments" will be reduced, that such "payments" will not be reduced or that such "payments" will be "grossed up" for tax purposes), then this Section 9.4 will not apply, and any "payments" to a Participant pursuant to Section 9.3 of the Plan will be treated as "payments" arising under such separate agreement.

10.      Rights of Eligible Recipients and Participants; Transferability.

         10.1 Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or its stockholders to terminate the service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the service of the Company.

         10.2 Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, unless approved by the Committee in its sole discretion, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to the Participant's legal representatives, heirs and legatees.

         10.3 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

11.      Securities Law and Other Restrictions.

         Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

12.      Plan Amendment, Modification and Termination.

         The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2, 4.3 and 9 of the Plan.

13.      Effective Date and Duration of the Plan.

         The Plan is effective as of March 30, 2001 the date it was adopted by the Board. The Plan will terminate at midnight on March 29, 2011, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

14.      Miscellaneous.

         14.1 Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

         14.2 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

                                   EXHIBIT C

                            NOBLE INTERNATIONAL, LTD.
                            2001 STOCK INCENTIVE PLAN

1.       Purpose of Plan.

         The purpose of the Noble International, Ltd. 2001 Stock Incentive Plan (the "Plan") is to advance the interests of Noble International, Ltd. (the "Company") and its stockholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

2.       Definitions.

         The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

         2.1 "Board" means the Board of Directors of the Company.

         2.2 "Change in Control" means an event described in Section 10.1 of the Plan.

         2.3 "Code" means the Internal Revenue Code of 1986, as amended.

         2.4 "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

         2.5 "Common Stock" means the common stock of the Company, $.001 par value, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 4.3 of the Plan.

         2.6 "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

         2.7 "Eligible Recipients" means all employees of the Company or any Subsidiary and any non-employee directors, consultants and independent contractors of the Company or any Subsidiary.

         2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.9 "Fair Market Value" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

         2.10 "Incentive Award" means a Restricted Stock Award or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

         2.11 "Participant" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

         2.12 "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

         2.13 "Restricted Stock Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 6.

         2.14 "Retirement" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

         2.15 "Securities Act" means the Securities Act of 1933, as amended.

         2.16 "Stock Bonus" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan.

         2.17 "Subsidiary" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

         2.18 "Tax Date" means the date any withholding tax obligation arises under the Code or other applicable tax statute for a Participant with respect to an Incentive Award.

3.       Plan Administration.

         3.1 The Committee. The Plan will be administered by the Board or, if the Board so determines, by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are "outside directors" within the meaning of Section 162(m) of the Code. Such a committee, if established, will act by majority approval of the members (but may also take action with the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the

Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the stockholders of the Company, the participants and their respective successors-in-interest. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

         3.2      Authority of the Committee.

                  (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, the manner in which Incentive Awards will vest and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

                  (b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive Award for purposes of this Plan.

                  (c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4.       Shares Available for Issuance.

         4.1 Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 400,000 shares of Common Stock. Such shares may be authorized and unissued or treasury shares.

         4.2 Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan.

         4.3 Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan.

5.       Participation.

         Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.       Restricted Stock Awards.

         6.1 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria; provided, however, that no Restricted Stock Award may vest prior to six months from its date of grant other than in connection with a Participant's death or Disability.

         6.2 Rights as a Stockholder; Transferability. Except as provided in Sections 6.1, 6.3 and 11.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 6 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

         6.3 Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

         6.4 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 6, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

7.       Stock Bonuses.

         An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. In no event will a Stock Bonus be granted in consideration for future services. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 7 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of shares of Common Stock issued as a Stock Bonus as it deems appropriate.

8.       Effect of Termination of Employment or Other Service.

         8.1 Termination Due to Death, Disability or Retirement. Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive Award, in the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

                  (a) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

                  (b) All Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Bonuses.

         8.2 Termination for Reasons Other than Death, Disability or Retirement.

                  (a) Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive Award, in the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Bonuses.

                  (b) For purposes of this Section 8.2, "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

         8.3 Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 8, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Restricted Stock Awards and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Restricted Stock Award may vest prior to six months from its date of grant (other than in connection with a Participant's death or Disability) or continue to vest beyond its expiration date.

         8.4 Date of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

9.       Payment of Withholding Taxes.

         9.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

         9.2 Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 9.1 of the Plan by electing to tender Previously Acquired Shares or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

10.      Change in Control.

         10.1 Change in Control. For purposes of this Section 10, a "Change in Control" of the Company will mean the following:

                  (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

                  (b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

                  (c) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
         Act), directly or indirectly, of (i) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 10.2 below), or (ii) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

                  (d) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange

         Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing
         (i) more than 50%, but less than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

                  (e) the Continuity Directors cease for any reason to constitute at least a majority of the Board; or

                  (f) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement.

         10.2 Continuity Directors. For purposes of this Section 10, "Continuity Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

         10.3 Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (a) all Restricted Stock Awards that have been outstanding for at least six months will become immediately fully vested and non-forfeitable; and (b) all outstanding Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Bonuses.

         10.4 Limitation on Change in Control Payments. Notwithstanding anything in Section 10.3 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section
10.3 which acceleration could be deemed a "payment" within the meaning of
Section 280G(b)(2) of the Code), together with any other "payments" that such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 10.3 of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which "payments" will be reduced, that such "payments" will not be reduced or that such "payments" will be "grossed up" for tax purposes), then this Section 10.4 will not apply, and any "payments" to a Participant pursuant to Section 10.3 of the Plan will be treated as "payments" arising under such separate agreement.

11.      Rights of Eligible Recipients and Participants; Transferability.

         11.1 Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

         11.2 Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, unless approved by the Committee in its sole discretion, no right or interest of any Participant in an Incentive Award prior to the vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to the Participant's legal representatives, heirs and legatees.

         11.3 Breach of Confidentiality or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

         11.4 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

12.      Securities Law and Other Restrictions.

         Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

13.      Plan Amendment, Modification and Termination.

         The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2, 4.3 and 10 of the Plan.

14.      Effective Date and Duration of the Plan.

         The Plan is effective as of March 30, 2001, the date it was adopted by the Board. The Plan will terminate at midnight on March 29, 2011, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to vest, or become free of restrictions, in accordance with their terms.

15.      Miscellaneous.

         15.1 Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

         15.2 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

              NOBLE INTERNATIONAL, LTD. PROXY - 2001 ANNUAL MEETING
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING MAY 9, 2001

         The undersigned, a stockholder of Noble International, Ltd., a Delaware corporation, appoints Michael C. Azar his, her or its true and lawful agent and proxy, with full power of substitution, to vote all the shares of stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Noble International, Ltd. to be held at the Birmingham Country Club, on Wednesday, May 9, 2001, at 10:00 a.m., and any adjournment(s) thereof, with respect to the following matters which are more fully explained in the Proxy Statement of the Company dated April 9, 2001 receipt of which is acknowledged by the undersigned:

-------------------------------------------------------------------------------------------------------------------
         ITEM 1:           ELECTION OF CLASS II DIRECTORS

                                  FOR all nominees                                     WITHHOLD AUTHORITY
                           ------ (Except as listed below)                      ------ (As to all nominees.)

         NOMINEES:         DANIEL J. MCENROE AND STUART I. GREENBAUM

         INSTRUCTION:      To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below.

                           ---------------------------------------------
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
         ITEM 2:           THE APPROVAL OF THE 2001 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

                                      FOR                        AGAINST                            ABSTAIN
                           ----------                -----------                        ----------
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
         ITEM 3:           THE APPROVAL OF THE 2001 STOCK INCENTIVE PLAN

                                      FOR                        AGAINST                            ABSTAIN
                           ----------                -----------                        ----------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
         ITEM 4:           RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

                                      FOR                        AGAINST                            ABSTAIN
                           ----------                -----------                        ----------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
         ITEM 5:           THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETINGS
-------------------------------------------------------------------------------------------------------------------

This proxy will be voted in accordance with the instructions given. If no direction is made, the shares represented by this proxy will be voted FOR the election of the directors nominated by the Board of Directors and will be voted in accordance with the discretion of the proxies upon all other matters which may come before the Annual Meeting.



                                   DATED:                            , 2001
                                         ----------------------------

                                   --------------------------------------------
                                            Signature of Stockholder

                                   --------------------------------------------
                                            Signature of Stockholder

                  PLEASE SIGN AS YOUR NAME APPEARS ON THE PROXY
  Trustees, Guardians, Personal and other Representatives, please indicate full titles.